SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION
SEGMENT INFORMATION

14          SEGMENT INFORMATION

The executive directors assess the business from services perspective which is principally located in Mainland China. The Group’s revenue, expenses, assets, liabilities and capital expenditure are primarily attributable to real estate sales agency services and real estate consultancy services. The secondary real estate brokerage services were terminated in August 2010. The real estate consultancy services contributed less than 10% of the revenues and the result of the Group, and these services related entities hold less than 10% of the Group’s total assets. Accordingly, no operating segment is presented. Breakdown of the net revenue by service nature is as follows:

	Years ended December 31,
	2009	2010	2011

Real estate sales agency services	420,074	608,705	561,546
Real estate consultancy services	12,662	20,317	33,073
	432,736	629,022	594,619